UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 8, 2009

                                 No Show, Inc.
               ----------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                     0-52961             20-3356659
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

         55 Avenue Road, Suite 2930, Toronto, Ontario M5R 3L2 Canada
   --------------------------------------------------------------------
                (Address of principal executive offices)

                               416-928-2096
                       ---------------------------
                       (Issuer's telephone number)

                               416-928-2058
                       ---------------------------
                          (Issuer's fax number)

              3415 Ocatillo Mesa Way, North Las Vegas, NV 89031
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

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


Item 3.02 Unregistered Sales of Equity Securities

As of December 8, 2009, the Registrant issued eighteen million (18,000,000) shares of its unregistered restricted common stock to Helen Keser. Helen Keser paid Seventy Thousand ($70,000) Dollars for these shares, and the funds have already been received into the corporate attorney's client trust account. The funds will be used to further capitalize the Company and help the Company develop and market skin care products.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. The shares of common stock issued will contain a legends restricting transferability absent registration or applicable exemption.


Item 5.01.  Changes in Control of Registrant.

Concurrently with the infusion of capital into the Company, Mrs. Doreen Zimmerman, the President of the Company, has resigned as an officer and director of the Registrant.

Prior to her resignation, the board added Helen Keser and Antonio E. Turgeon, as directors of the Registrant. The board appointed Helen Keser as President and Chief Executive Officer.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:


Name                   Age                 Position
-------------          ---                 ---------------------------------
Helen Keser            30                  Chairman, President & CEO
Antonio E. Turgeon     60                  Director
----------------------------------------------------------------------------



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Biography of Helen Keser, Chairman, President & CEO
---------------------------------------------------

With a degree in marketing from Ryerson University, Toronto, 8-years executive experience in the skin-care and hair-care industries, she has extensive experience and background with in sales and marketing. She is currently the President and CEO of Keser Enterprises, a skin-care and hair care company headquatered in Toronto, Ontario, Canada.


Biography of Antonio E. Turgeon, Director
-----------------------------------------

Mr. Turgeon currently serves as chairman of Terocelo, a fabless semiconductor company and a director of Xianggang Mainhan International Group Company Limited, a trading company based in Hong Kong, SAR China. Prior to Terocelo, he was a principal in The Sunrise Group, a consulting firm that provided business development services to early stage high-tech companies. From 1994 to 1999 he served as an advisor to a Scandinavian-based venture capital firm, as well as executive vice president for Dolphin Interconnect Solutions, Inc., a portfolio company designing gigabyte hardware interconnect and software technology for the high-availability, scalable, server clustering market. He was a founder and served as President of SOTA Electronics Inc., a company that: (i) designed communications security products including the world's first PC managed universal applications Smartcard; and (ii) the Smart Classroom(tm), an interactive multimedia learning system. Prior to SOTA Electronics, he served as President of Digital Applications Corporation, a company he founded to develop software and hardware applications for the aerospace industry.

Education

Received a B.A. degree in Mathematics from the University of California, Los Angeles (1974), and an M.S. degree in Computer Science, with a specialization in Advanced Numerical Analysis, from West Coast University
(1976). Completed course requirements for an M.S. degree in Applied Mathematics (1976).


Family Relationships
--------------------

There are no family relationships between the new and former officers or directors of the Company.








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


Involvement in Certain Legal Proceedings
----------------------------------------

Our directors, executive officer and control persons have not been involved in any of the following events during the past five years and which is material to an evaluation of the ability or the integrity of our director or executive officer:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4. being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following the change of management by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.








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



                   Name and Address     Amount of Beneficial   Percentage
Title of Class     of Beneficial Owner         Ownership         of Class(1)
----------------  -----------------------  ------------------   -------------
Common             Helen Keser                 18,000,000       74.8%
                   President/CEO Director
                   55 Avenue Road, Suite 2930
                   Toronto, Ontario  Canada

Common             Antonio E. Turgeon                   0        0.0%
                   Director
                   Vice President
                   55 Avenue Road, Suite 2930
                   Toronto, Ontario  Canada

All Executive Officers, Directors
as a Group  (2 persons)                          18,000,000     74.8%
-----------------------------------------------------------------------------

(1) The percentages listed in the percent of class column are based upon 24,050,000 issued and outstanding shares of Common Stock, which takes into effect the cancellation of 15,000,000 shares (See Item 8.01 below).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 8, 2009, the Registrant accepted the resignation of Mrs. Doreen Zimmerman as Officer and Director. Pursuant to Nevada Corporate law,
NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of Helen Keser and Antonio E. Turgeon, effective December 8, 2009. The new board members will hold office for the unexpired term of their predecessor(s) and/or until their successor(s) are elected and qualified. Further, the board appointed Helen Keser as President and Chief Executive Officer.


Item 5.06   Change in Shell Company Status

No Show, inc. ceased to be shell company on December 8, 2009. As a result of obtaining more than $70,000 in outside funding. Management believes that the Company is not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 8.01  -  Other Events

With this filing of this Current Report on Form 8-K, No Show, Inc. reached a mutually agreeable understanding with its two major shareholders to return their 15,000,000 restricted shares of common stock to the corporate treasury in exchange for Thirty Thousand ($30,000) Dollars. Such share certificates representing 15,000,000 common shares will be cancelled by the Company's transfer agent on or before December 10, 2009.

The new management of the Company plans to add an additional focus area to the Company. This includes the development of skin care products built around the naturally occurring bioflavinoid "catechin." Catechins are found in grape seeds and grape skins as well as in green tea. The highest concentrations of catechin are found in the Black Acacia Catechu Tree, where the name derives and is the only source of commercially viable 99.9% pure catechin. It is believed that catechin has anti-oxidant properties that help prevent the damage done to cells by free radicals.

The Corporation's mailing address and business address have been changed from 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031 to 55 Avenue Road, Suite 2930, Toronto, Ontario M5R 3L2 Canada, effective December 8, 2009.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       No Show, Inc.
                                   ---------------------
                                        Registrant

                                By: /s/ Helen Keser
                                ------------------------------------
                                Name:   Helen Keser
                                Title:  President/CEO/Director


Dated:  December 9, 2009




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